Securities Act File No. 33-73140


                         PILGRIM VARIABLE PRODUCTS TRUST
                        SUPPLEMENT DATED FEBRUARY 8, 2001
                     TO THE PROSPECTUS DATED APRIL 30, 2000


Effective January 16, 2001, the following disclosure replaces the disclosure under "MANAGEMENT OF THE PORTFOLIOS -- MAGNACAP PORTFOLIO" on page 20 of the
Prospectus:

     G. David Underwood, Senior Vice President and Senior Portfolio Manager for ING Pilgrim, has served as Portfolio Manager of Pilgrim VP MagnaCap Portfolio since January 2001, and as a part of the portfolio management team that manages Pilgrim VP MagnaCap Portfolio since December 1996. Prior to joining ING Pilgrim in December 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.